Ex. 99.1

Press Release	Source: Surge Global Energy, Inc.

Surge Global Energy Announced Review of Canadian Tax Reserves

Wednesday December 26, 8:00 am ET

SAN DIEGO--(BUSINESS WIRE)--Surge Global Energy, Inc. (OTC: SRGG - News) (“Surge”) today announced a review of Canadian Tax Reserves.

The Company has discovered in its year-end review that its reserves for Canadian taxes from the Peace Oil transactions may not be adequate. We are in the process of engaging appropriate tax professionals to advise with respect to our tax reserves, which appear to be materially understated. The Company will determine whether further tax reserves should be established for all Canadian transactions. Once definitive amounts can be determined it may become necessary to restate the Company’s June 30, 2007 and September 30, 2007 financial statements. U.S. taxes are also under review related to the Canadian transactions. Management and the Board of Directors are determined to quantify the appropriate tax reserves as soon as possible and to take appropriate steps to effect a qualified transaction or transactions outlined by Canadian tax law to attempt to minimize the final taxes due and also provide the optimal economic return to the Company and its shareholders.

About Surge Global Energy, Inc.

Surge Global Energy, Inc is a U.S. based early stage oil and gas exploration company seeking to invest and acquire properties in underdeveloped regions of Canada and the USA with a current interest in an exploration stage oil and gas project in Argentina and looking to identify, acquire and develop working interests in other underdeveloped oil and gas projects.

Forward-Looking Statements

Materials in this press release may contain information that includes or is based upon forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995. Forward-looking statements give our expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future steps we may take, prospective products, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, and financial results.

Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Our actual results may vary materially, and there are not guarantees about the performance of our stock.

Any forward-looking statements represent our expectations or forecasts only as of the date they were made and should not be relied upon as representing our expectations or forecasts as of any subsequent date. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise, even if our expectations or forecasts change. You are advised, however, to consult any further disclosures we make on related subjects in our reports filed with the SEC. In particular, you should read the discussion in the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s SB-2 filed with the SEC on August 27, 2007, and in our most recent Annual Report on Form 10-KSB, as it may be updated in subsequent reports filed with the SEC. That discussion covers certain risks, uncertainties and possible inaccurate assumptions that could cause our actual results to differ materially from expected and historical results. Other factors besides those listed there could also adversely affect our results.

Contact:
Surge Global Energy, Inc.
David Perez, 1-858-704-5018
Main Office: 1-858-704-5010
Chief Executive Officer and Chairman of the Board
david@surgeglobalenergy.com
Source: Surge Global Energy, Inc.